SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (date of earliest event reported)

                          JUNE 2, 1997

                       Halliburton Company
     (Exact name of registrant as specified in its charter)

State or other            Commission          IRS Employer
jurisdiction              File Number         Identification
of incorporation                              Number

Delaware                    1-3492            No. 75-2677995

                       3600 Lincoln Plaza
                     500 North Akard Street
                    Dallas, Texas 75201-3391
            (Address of principal executive offices)

                 Registrant's telephone  number,
               including area code - 214/978-2600




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               The Exhibit Index Appears on Page 4

     INFORMATION TO BE INCLUDED IN REPORT

Item 5.   Other Events

      The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

      On June 2, 1997, registrant issued a press release entitled Brown & Root Awarded Army Sustainment Contract pertaining, among other things, to an announcement that registrant's wholly-owned business unit, Brown & Root Energy Services, will continue logistics support services through the duration of Operation Joint Guard in the Balkans. The U.S. Army awarded the $137.9 million contract through May 1998 with two six-month option periods, which would bring the total contract value to $270 million.

      The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 20, which exhibit is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

      List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

     (c)  Exhibits.

          Exhibit 20 - Press release dated June 2, 1997.












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                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HALLIBURTON COMPANY




Date: June 2, 1997                 By: /s/ Susan S. Keith
                                      _______________________________
                                        Susan S. Keith
                                        Vice President, Secretary and
                                        Corporate Counsel

























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                          EXHIBIT INDEX



Exhibit                                           Sequentially
Number                Description                 Numbered Page

    20                Press Release of
                      June 2, 1997                     5 of 6
                      Incorporated by Reference































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